Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Henry Cornell
Henry Cornell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Steven J. Kean
Steven J. Kean

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Deborah A. Macdonald
Deborah A. Macdonald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Michael Miller
Michael Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Kenneth A. Pontarelli
Kenneth A. Pontarelli

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Fayez Sarofim
Fayez Sarofim

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ C. Park Shaper
C. Park Shaper

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Joel V. Staff
Joel V. Staff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ John Stokes
John Stokes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ R. Baran Tekkora
R. Baran Tekkora

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the El Paso Corporation Retirement Savings Plan, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 25th day of May, 2012.

/s/ Glenn A. Youngkin
Glenn A. Youngkin